UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

NovaBay Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of principal executive offices and zip code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On January 20, 2026, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into an ATM Sales Agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”), pursuant to which the Company may offer and sell shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $100.0 million from time to time through or to Virtu as its sales agent or principal. Sales of Common Stock through Virtu, if any, will be made by any method permitted by law deemed to an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation, sales made directly on the New York Stock Exchange or any other existing trading market for the Common Stock. Virtu will use commercially reasonable efforts to sell Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other parameters or conditions the Company may impose). The Company will pay Virtu a commission of up to 2.0% of the gross proceeds from any sale of Common Stock sold through Virtu under the Sales Agreement. The Company has also provided Virtu with customary indemnification rights.

The Company is not obligated to make any sales of Common Stock under the Sales Agreement. The Sales Agreement may be terminated by either party under specified circumstances, including material adverse changes affecting the Company or the financial markets, suspension of trading, or by notice from either party.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Common Stock is being offered and sold pursuant to the Company’s previously filed and currently effective shelf registration statement on Form S-3, dated October 3, 2025, containing a base prospectus (Registration Statement No. 333-290712), as amended by Pre-Effective Amendment No. 1, dated November 25, 2025, and a prospectus supplement, dated January 20, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	ATM Sales Agreement, by and between NovaBay Pharmaceuticals, Inc. and Virtu Americas LLC, dated January 20, 2026.

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 20, 2026	NovaBay Pharmaceuticals, Inc.

	By:	/s/ Tommy Law
Name: Tommy Law
Title: Chief Financial Officer